FINANCIAL INCOME/(EXPENSE), NET - Schedule of financial income, net (Details) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)	Dec. 31, 2019 CNY (¥)
Interest income	¥ 15,947		¥ 46,667	¥ 52,889
Interest expenses	(4,181)		(6,383)
Gains/(loss) from fair value changes of equity securities investment	59,690		(53,683)	68,555
Bank charges	(529)		(709)	(444)
Others	9,134		5,537	370
Financial Income	¥ 80,061	$ 12,563	¥ (8,571)	¥ 121,370